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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                                   (FORM 10-K)


         KNOW ALL MEN BY THESE PRESENTS, that POLARIS INDUSTRIES INC., a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Thomas C. Tiller and Michael W. Malone and each of them (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and in its/his name, place and stead, in any and all capacities to sign, execute, affix its/his seal thereto and file the Annual Report on Form 10-K for the year ended December 31, 2002 under the Securities Exchange Act of 1933, as amended, with any amendment or amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority.

         There is hereby granted to said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as it/he or itself/himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

         POLARIS INDUSTRIES INC. has caused this Power of Attorney to be executed in its name by its Chief Executive Officer on the 23rd day of January, 2003.


                                        POLARIS INDUSTRIES INC.



                                        By         /s/ Thomas C. Tiller
                                           -------------------------------------
                                                    Thomas C. Tiller
                                                 Chief Executive Officer


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         The undersigned, directors of POLARIS INDUSTRIES INC., have hereunto set their hands as of the 23rd day of January, 2003.


      /s/  Andris A. Baltins                       /s/ R.M. Schreck
-------------------------------------     --------------------------------------
Andris A. Baltins                         R. M. Schreck


      /s/ George W. Buckley                    /s/ J. Richard Stonesifer
-------------------------------------     --------------------------------------
George W. Buckley                         J. Richard Stonesifer


     /s/ William E. Fruhan, Jr.                 /s/ Thomas C. Tiller
-------------------------------------     --------------------------------------
William E. Fruhan, Jr.                    Thomas C. Tiller


     /s/ John R. Menard, Jr.                      /s/Richard A. Zona
-------------------------------------     --------------------------------------
John R. Menard, Jr.                       Richard A. Zona


      /s/ Gregory R. Palen
-------------------------------------
Gregory R. Palen



                               D I R E C T O R S






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